Exhibit 4.3

$175,000,000

INTERNATIONAL COAL GROUP, INC.

10.25% Senior Notes due 2014

REGISTRATION RIGHTS AGREEMENT

June 23, 2006

UBS Securities LLC

J.P. Morgan Securities Inc.

Goldman, Sachs & Co.

Banc of America Securities LLC

Wachovia Capital Markets, LLC

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171

Dear Sirs:

International Coal Group, Inc., a Delaware corporation (the “Issuer”), proposes to issue and sell to UBS Securities LLC, J.P.Morgan Securities Inc., Goldman, Sachs & Co., Banc of America Securities LLC and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”), upon the terms set forth in a purchase agreement, dated June 20, 2006 (the “Purchase Agreement”), among the Issuer, the Guarantors (as defined below) and the Initial Purchasers, $175,000,000 aggregate principal amount of its 10.25% Senior Notes due 2014 (the “Initial Securities”) to be unconditionally guaranteed (the “Guarantees”) by each of the entities listed on Exhibit A hereto (each a “Guarantor,” and collectively, the “Guarantors” and, together with the Issuer, the “Company”). The Initial Securities will be issued pursuant to an Indenture, dated as of June 23, 2006, (the “Indenture”) among the Issuer, the Guarantors and The Bank of New York Trust Company, N.A. (the “Trustee”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined in Section 1 hereof) (collectively the “Holders”), as follows:

1. Registered Exchange Offer. Unless the Registered Exchange Offer (as defined below) would not be permitted by applicable law or the currently prevailing Securities and Exchange Commission (the “Commission”) policy, the Company shall, at its own cost, prepare and, not later January 19, 2007 (the “Issue Date”), file with the Commission a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company shall use its commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act by March 20, 2007 and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the

Registration Rights Agreement

Registered Exchange Offer is mailed or electronically transmitted to the Holders (such period being called the “Exchange Offer Registration Period”).

If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 20 business days after the commencement thereof; provided that the Company has accepted all the Initial Securities validly tendered and not properly withdrawn prior to the expiration, and in accordance with the terms, of the Registered Exchange Offer; and provided further that the Company shall use its commercially reasonable efforts to close such Registered Exchange Offer on or prior to 30 business days (or longer if required by applicable law) after the date on which the Exchange Offer Registration Statement was declared effective by the Commission.

Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

The Company and the Initial Purchasers acknowledge that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information substantially similar to the language set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto to the extent such documents are not freely available on the Commission EDGAR system, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the “Private Exchange Securities”). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the “Securities”.

In connection with the Registered Exchange Offer, the Issuer shall:

(a) mail or electronically transmit, or cause to be mailed or electronically transmitted, to each Holder of record entitled to participate in the Exchange Offer a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b) use its reasonable best efforts to keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed or electronically transmitted to the Holders;

(c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d) permit Holders to withdraw tendered Initial Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e) otherwise comply with all applicable laws.

As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Issuer shall:

(x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

(y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange; provided, that in the case of any Securities held in global form by a depository, authentication and delivery to such depository of one or more replacement Securities in global form in any equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

In order to participate in the Registered Exchange Offer, each Holder shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities, and (vi) such Holder has full power and authority to transfer the Initial Securities in exchange for such Exchange Securities and that the Company will acquire good and unencumbered title thereto free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims.

Notwithstanding any other provisions hereof, the Issuer will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Upon consummation of the Exchange Offer in accordance with this Section 1, the provisions of this Agreement shall continue to apply solely with respect to Securities that are Private Exchange Securities and Exchange Securities held by Exchanging Dealers. The Company shall have no other obligation to register the Securities pursuant to this Agreement.

2. Shelf Registration. If: (i) the Company is not (a) required to file the Exchange Offer Registration Statement or (b) permitted to consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or currently prevailing Commission policy; or (ii) any holder of Transfer Restricted Securities (as defined in Section 6 hereof) notifies the Company prior to the 20th business day following the consummation of the Registered Exchange Offer that: (a) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer; (b) it may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; or (c) it is a broker-dealer and owns Initial Securities acquired directly from the Company or an affiliate of the Company, the Company shall take the following actions:

(a) The Company shall, at its cost, file with the Commission a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”) within 210 days (or if such 210th day is not a business day, the first business day thereafter) after so required or requested pursuant to this Section 2 and the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective within 270 days (or if such 270th day is not a business day, the first business day thereafter) after so required or requested pursuant to this Section 2; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(b) The Issuer shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto, (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) or (iii) there cease to be any Securities outstanding; provided, however, that the Issuer may notify the Holders of its suspension of any Shelf Registration Statement (and, upon receipt of such notice, the Holders shall not be authorized by the Issuer to resell and shall not resell Securities covered by the Shelf Registration Statement during such period of suspension) if the Board of Directors of the Issuer determines in good faith that there is a valid business purpose for the suspension (all such periods of suspension may not exceed 60 days during any 365-day period), and such suspensions shall not give rise to any right to receive Additional Interest pursuant to Section 6 hereof. The Issuer shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action (excluding any suspension permitted in accordance with the preceding proviso) that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (other than with respect to written information included therein furnished to the Company by or on behalf of any Holder specifically for use therein).

3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

(a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose in writing within a reasonable period of time (such time not to exceed 5 business days) after being provided with a draft of the Shelf Registration Statement); (ii) include the information substantially similar to the language set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section (or comparable sections, however captioned) of the prospectus forming a part of the Exchange Offer Registration Statement, in each case subject to any comments received from the Commission staff, and include the information substantially similar to the language set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

(b) The Issuer shall give written notice to the Initial Purchasers, the selling Holders of the Securities and any Participating Broker-Dealer from whom the Issuer has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c) The Company shall use its commercially reasonable efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Registration Statement.

(d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference) to the extent that such documents are not freely available on the Commission EDGAR system.

(e) The Company shall deliver to each Exchanging Dealer from whom the Issuer has received prior written notice that it will be an Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference) to the extent that such documents are not freely available on the Commission EDGAR system.

(f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request, to the extent that such documents are not freely available on the Commission EDGAR system. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer from whom the Issuer has received prior written notice that it will be an Exchanging Dealer, any Participating Broker-Dealer from whom the Issuer has received prior written notice that it will be a Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request, to the extent that such documents are not freely available on the Commission EDGAR system. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to such offer or sales of the Securities pursuant to any such Registration Statement.

(j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers from whom the Issuer has received prior written notice that it will be a Participating Broker-Dealer shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

(k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

(l) The Company will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m) To the extent required by applicable law, the Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to (i) be named as a selling securityholder, and (ii) furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time (but in any event not more than ten days) after receiving such request.

(o) The Company shall enter into such customary agreements (including, if requested in the case of a Shelf Registration, an underwriting agreement in customary form) and take all such other action, if any, as the Holders of a majority in aggregate principal amount of the Securities to be included in any Shelf Registration shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration.

(p) In the case of any Shelf Registration, the Company shall (i) upon written request and to the extent not freely available on the Commission EDGAR system, make reasonably available for inspection by the Holders of the Securities named in the Shelf Registration Statement, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities named in the Shelf Registration Statement or all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, and employees to, and use commercially reasonable efforts to cause the Company’s accountants and auditors to, supply all relevant information reasonably requested by the Holders of the Securities named in the Shelf Registration Statement or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by UBS Securities LLC and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in, and subject to the provisions of, Section 4 hereof; and provided, further, with respect to any information that is reasonably and in good faith designated by the Company as confidential at the time of delivery of such information, each party to whom information is delivered shall first agree in writing with the Company that (1) such party shall keep such information confidential and (2) such party shall abstain from trading any securities of the Company in violation of applicable securities laws on the basis of any confidential information, in each case until such information has been made generally available to the public.

(q) In the case of any Shelf Registration, the Company, if requested by the Holders of a majority in aggregate principal amount of Securities covered thereby, shall cause (i) its counsel to deliver an opinion in a form customary in connection with the preparation of a Shelf Registration Statement addressed to such Holders and the managing underwriters and reasonably acceptable to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the applicable Securities; and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

(r) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(s) The Company will use its commercially reasonable efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

(t) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the National Association of Securities Dealers, Inc. (“NASD”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will use its commercially reasonable efforts to assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(u) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Latham & Watkins LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer which fees and expenses shall not exceed $10,000), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of not more than one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith, which counsel shall be approved by the Company (such approval not to be unreasonably withheld or delayed). Each Initial Purchaser and Holder shall pay all expenses of its counsel (other than as set forth in the preceding sentence), underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Initial Purchaser’s or Holder’s Initial Securities pursuant to the Shelf Registration Statement.

5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in a prospectus that is part of a Registration Statement (a “Prospectus”) or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Issuer FWP”), relating to a Shelf

Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses (but limited to one local counsel in any applicable jurisdiction) reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, an amended or supplemented prospectus or, if permitted by Section 3(d), an Issuer FWP correcting such untrue statement or omission or alleged untrue statement or omission if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

(b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Each indemnified party shall, as a condition of the indemnity agreement contained in Sections 5(a) and (b), use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

6. Additional Interest Under Certain Circumstances. (a) Additional interest (the “Additional Interest”) with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a “Registration Default”):

(i) any Registration Statement required by this agreement is not declared effective by the Commission on or prior to the date specified for such effectiveness (the “Effectiveness Target Date”);

(ii) the Company fails to consummate the Registered Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement (other than in the event the Company complies with Section 2 hereof); or

(iii) if after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, as long as there is an obligation to maintain the effectiveness of such Registration Statement under this Agreement, (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Additional Interest shall accrue and be payable by the Company to each Holder of Initial Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured. With respect to the first 90-day period immediately following the occurrence of the first Registration Default, Additional Interest shall accrue and be payable as provided in the preceding sentence in an amount equal to 0.25% per annum on the applicable Securities held by such Holder. The amount of Additional Interest shall increase by an additional 0.25% per annum on the applicable Securities with respect to each subsequent 90-day period to but excluding the earlier of (i) the date all Registration Defaults have been cured, or (ii) the date on which all of the Securities otherwise become freely transferable by Holders other than affiliates of the Company without further registration under the Securities Act, up to a maximum amount of Additional Interest for all Registration Defaults of 1.0% per annum; provided, however, the amount of additional interest shall not increase because more than one Registration Default has occurred and is pending; and provided further, however, a holder of Securities who is not entitled to the benefits of the Shelf Registration Statement (i.e., such holder has not elected to include information) shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

(b) A Registration Default referred to in Section 6(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited or required quarterly financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus, or (z) such Shelf Registration Statement contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to written information included therein furnished to the Company by or on behalf of any Holder specifically for use therein, and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

(c) Any amounts of Additional Interest due pursuant to clause (i), (ii) or (iii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(d) “Transfer Restricted Securities” means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Initial Securities are sold to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

7. Rules 144 and 144A. The Issuer shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuer is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Issuer covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Issuer will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Issuer by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Issuer shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuer to register any of its securities pursuant to the Exchange Act.

8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the prior consent of the Company (such consent shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts and related expenses incurred (to the extent provided by Section 4 hereof) in connection therewith. Notwithstanding the foregoing, the Holders shall not be entitled to sell their Securities in an underwritten offering if the aggregate principal amount to be sold of such offering is less than $25,000,000.

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

(2) if to the Initial Purchasers:

UBS Securities LLC

677 Washington Blvd.

Stamford, CT 06901

Fax No.: (203) 719-1075

Attention: High Yield Syndicate Department

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Fax No.: (212) 751-4864

Attention: Kirk A. Davenport II, Esq.

(3) if to the Company, at its address as follows:

until July 31, 2006:

International Coal Group, Inc.

2000 Ashland Drive

Ashland, KY 41101

Attention: Roger L. Nicholson

after July 31, 2006:

International Coal Group, Inc.

300 Corporate Centre Drive

Scott Depot, WV 25560

Attention: Roger L. Nicholson

with a copy to:

Jones Day

222 East 41st Street

New York, NY 10017

Fax No.: (212) 755-7306

Attention: Randi L. Strudler, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(d) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bennett K. Hatfield
Name: Bennett K. Hatfield
Title: President, Chief Executive Officer and Director

ICG, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Assistant Secretary and Treasurer

ICG, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Assistant Secretary and Treasurer

ICG ADDCAR SYSTEMS, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Assistant Secretary and Treasurer

ICG EASTERN, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Secretary and Treasurer

ICG EAST KENTUCKY, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Secretary and Treasurer

ICG HAZARD, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Secretary and Treasurer

ICG ILLINOIS, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Secretary and Treasurer

ICG KNOTT COUNTY, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Secretary and Treasurer

ICG NATURAL RESOURCES, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Assistant Secretary and Treasurer

ICG HAZARD LAND, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Assistant Secretary and Treasurer

ICG EASTERN LAND, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Assistant Secretary and Treasurer

ICG TYGART VALLEY, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Assistant Secretary and Treasurer

ICG BECKLEY, LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Assistant Secretary

COALQUEST DEVELOPMENT LLC

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Treasurer and Assistant Secretary

ANKER COAL GROUP, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President and Treasurer

ANKER GROUP, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

HUNTER RIDGE COAL COMPANY

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

ANKER POWER SERVICES, INC.

By:	/s/ Roger L. Nicholson
Name: Roger L. Nicholson
Title: Secretary

WHITE WOLF ENERGY, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

WOLF RUN MINING COMPANY

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

BRONCO MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson
Name: Roger L. Nicholson
Title: Secretary

HAWTHORNE COAL COMPANY, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

HEATHER GLEN RESOURCES, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

UPSHUR PROPERTY, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

JULIANA MINING COMPANY, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President and Treasurer

MARINE COAL SALES COMPANY

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

MELROSE COAL COMPANY, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

PATRIOT MINING COMPANY, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

VANTRANS, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

KING KNOB COAL CO., INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

VINDEX ENERGY CORPORATION

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

NEW ALLEGHENY LAND HOLDING COMPANY, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: Vice President, Treasurer and Assistant Secretary

SIMBA GROUP, INC.

By:	/s/ William D. Campbell
Name: William D. Campbell
Title: President, Treasurer and Assistant Secretary

Confirmed and accepted as of the date first above written:

UBS SECURITIES LLC J.P. MORGAN SECURITIES INC. GOLDMAN, SACHS & CO. BANC OF AMERICA SECURITIES LLC WACHOVIA CAPITAL MARKETS, LLC

By:	UBS SECURITIES LLC as Representative of the several Initial Purchasers

By:	/s/ Christopher Abbate
Name: Christopher Abbate
Title: Executive Director

By:	/s/ Jamie Brodsky
Name: Jamie Brodsky
Title: Assistant Director

EXHIBIT A

GUARANTORS

Legal Name	Jurisdiction of Organization
Anker Coal Group, Inc.	DE
Anker Group, Inc.	DE
CoalQuest Development LLC	DE
Hunter Ridge Coal Company (f/k/a Anker Energy Corporation)	DE
ICG ADDCAR Systems, LLC	DE
ICG Beckley, LLC	DE
ICG East Kentucky, LLC	DE
ICG Eastern Land, LLC	DE
ICG Eastern, LLC	DE
ICG Hazard Land, LLC	DE
ICG Hazard, LLC	DE
ICG Illinois, LLC	DE
ICG Knott County, LLC	DE
ICG Natural Resources, LLC	DE
ICG Tygart Valley, LLC	DE
ICG, Inc.	DE
ICG, LLC	DE
Marine Coal Sales Company	DE
Simba Group, Inc.	DE
Upshur Property, Inc.	DE
Vantrans, Inc.	DE
Anker Power Services, Inc.	WV
Bronco Mining Company, Inc.	WV
Hawthorne Coal Company, Inc.	WV
Heather Glen Resources, Inc.	WV
Juliana Mining Company, Inc.	WV
King Knob Coal Co., Inc.	WV
Melrose Coal Company, Inc.	WV
New Allegheny Land Holding Company, Inc.	WV
Patriot Mining Company, Inc.	WV
Vindex Energy Corporation	WV
White Wolf Energy, Inc. (f/k/a Anker Virginia Mining Company, Inc.)	VA
Wolf Run Mining Company (f/k/a Anker West Virginia Mining Company, Inc.)	WV

ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until           , 200  , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the reasonable expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

(1)	In addition, the legend required by Item 502(b) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

ANNEX D

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.